UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 29, 2005

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5

(Address of principal executive offices)		(Zip code)

416-596-7664

(Registrant’s telephone number, including area code)

Item 8.01   Other Events

On March 24, 2005, the Registrant issued their 2004 Annual Report Exhibit 99.1, and such annual report is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

By:	/s/ Sean P. Washchuk

Name:	Sean P. Washchuk
Title:	Vice President Finance and Chief Financial Officer

Date: March 29, 2005

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	2004 Annual Report